                                                               EXHIBIT 10.19(b)


                             AMENDMENT NO. 1 TO THE
                        INTERMET CORPORATION SAVINGS AND
                           INVESTMENT PLAN AND TRUST

           (As Amended and Restated Effective As Of January 1, 1989)


         This Amendment made and entered into this 13 day of April, 1992, by and between Intermet Corporation, a Georgia corporation (referred to as the "Employer"), and Trust Company Bank, as trustee (referred to herein as the "Trustee");

                              W I T N E S S E T H:

         WHEREAS, the Employer previously established for the exclusive benefit of its eligible employees a profit sharing plan and trust known as the Intermet Corporation Savings and Investment Plan and Trust (the "Plan"); and

         WHEREAS, the Plan was amended and restated effective as of January 1, 1989; and

         WHEREAS, the parties now desire to amend the Plan in accordance with the power of amendment contained therein;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                       1.

         Section 2.1 of the Plan is hereby amended by deleting the present provision and substituting the following:

                 "2.1 Annual Compensation - For purposes of (i) determining the amount an Employee may elect to contribute on a pre-tax basis to the Plan, and (ii) the allocation of the Employer's Matching Contribution and Profit Sharing Contribution, Annual Compensation means the Participant's remuneration from the Employer for the Plan Year determined in accordance with Code Section 414(s) (or Code
         Section 415(c)(3) if required),
         including wages, salary, overtime pay, bonuses, commissions and performance award payments and all elective contributions made by the Employer on behalf of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code, but excluding indirect payments such as contributions made by the Employer to this or any other profit sharing plan or pension plan, welfare plan, group insurance plan, etc., unless specifically included under this Section 2.1. Notwithstanding the foregoing, the Employer may elect to use any method of determining Annual Compensation for any other purpose under the Plan, including nondiscrimination testing, provided that such method is permissible under the Code and regulations thereunder. For Plan Years commencing on January 1, 1989 and thereafter, the Annual Compensation of any Employee taken into account under the Plan for any Plan Year shall not exceed $200,000, as adjusted under Section 415(d) of the Code, provided that in the case of a Participant who is a member of the family of: (i) a 5% owner or (ii) a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest Annual Compensation during such Plan Year, each Participant's Annual Compensation shall include any Annual Compensation received from the Employer by such Participant's spouse and any lineal descendants of the Participant who have not attained age 19 before the close of such Plan Year. For purposes of determining the amount a Participant may elect to contribute to the Plan as a Pay Transfer, only Annual Compensation earned while the Participant participated in the Plan shall be considered."

                                       2.

         Section 3.2(b) of the Plan is amended by inserting the following phrase at the end of the current provision:

         ", provided that such Employee shall not be required to complete a minimum number of Hours of Service during such six-month period."

                                       3.

         Section 3.3(c) of the Plan is hereby amended by deleting the first sentence of the existing provision and substituting the following:





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         "Except as otherwise provided herein, in addition to Service credited under Section 3.3(a) and (b), for purposes of eligibility and vesting, an Employee's period of employment with INTAT Precision, Inc., New River Castings Company, and such other joint ventures or other entities related to the Company and designated as the Plan Administrator from time to time, shall be counted as Service hereunder, but only for such period during which such other entity is related to the Company."

                                       4.

         Section 4.2 of the Plan is amended by adding the following new subsection 4.2(c)(iii):

                 "(iii) In the event that the multiple use limitation set forth in Section 1.401(m)-2(b) of the Regulations applies, the provisions of Section 4.4(e) of the Plan shall govern."

                                       5.

         Section 4.2(e) of the Plan is amended by inserting, after the first full sentence in the first full paragraph, the following sentence:

         "The amount of Excess Contributions that may be distributed with respect to an Employee for a Plan Year is reduced by any Excess Contributions previously distributed to the Employee for the Employee's taxable year ending with or within the Plan Year."

                                      6.

         Section 4.2(e) of the Plan is further amended by placing a period (".") after the word "tested" and deleting the following phrase from the third sentence of the current provision:

         ", plus the allocable income for the period between the end of such Plan Year and the date of distribution of such Excess Contributions (the "gap period")."





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                                       7.

         Section 4.3 of the Plan is hereby amended by adding the following new subsection 4.3(f):

                 "(f) Excess Forfeitures - If the Forfeitures associated with Matching Contributions for any Plan Year exceed the amount required to be contributed by the Employer or Company as a Matching Contribution for such Plan Year, such excess Forfeitures shall be used to reduce the amount required to be contributed by the Employer or Company as a Profit Sharing Contribution for such Plan Year. If the Forfeitures associated with Profit Sharing Contributions for any Plan Year exceed the amount required to be contributed by the Employer or Company as a Profit Sharing Contribution for such Plan Year, such excess Forfeitures shall be used to reduce the amount required to be contributed by the Employer or Company as a Matching Contribution for such Plan Year."

                                       8.

         Section 4.4(e) of the Plan is amended by adding the following sentence at the end of the current provision:

         "Further, provided, in the event that the multiple use limitation as set forth in Section 1.401(m)-2(b) of the Regulations applies with respect to any Highly Compensated Employee, the Actual Deferral Percentages of each Highly Compensated Employee, shall be reduced (beginning with such Highly Compensated Employee whose Actual Deferral Percentage is highest) so that the multiple use limitation is not exceeded. The amount by which each Highly Compensated Employee's Actual Deferral Percentage is reduced shall be treated as an Excess Contribution as provided under Section 4.2(e)."

                                       9.

         Section 4.4(g) of the Plan is amended by inserting a period "." after the word "tested" and deleting the following phrase in the first sentence of the current provision:

         ", plus the allocable income for the period between the end of such Plan Year and the date of distribution of such excess (the "gap period")."





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                                      10.

         Section 5.2(b)(1) of the Plan is hereby amended by adding the following paragraph after the first full paragraph in the current provision:

                 "Notwithstanding the foregoing, effective January 1, 1992, a Participant shall be given the opportunity to change the investment direction of his Participant Directed Amount on a quarterly basis each January 1, April 1, July 1 or October 1. Such change in the investment direction of a Participant's future savings shall be effective for the first payroll period which begins on or after January 1, April 1, July 1 or October 1, whichever applies."

                                      11.

         Section 5.3(b) of the Plan is hereby amended by deleting the present provision and substituting the following:

                 "(b) The Plan Administrator, or its agent, shall make appropriate adjustments in the Employer Contribution Accounts, Pre-tax Accounts, ESOP Transfer Accounts and Rollover Accounts of all Participants, former Participants and Beneficiaries who have unpaid balances in their accounts at such time, by allocating pro rata among such accounts based on the respective balances thereof as of the preceding Valuation Date (plus one-half of all contributions made since such preceding Valuation Date, less any distributions or withdrawals since such preceding Valuation Date), any increases or decreases in the value of the assets of the appropriate separate investment funds of the Trust Fund, any income (other than contributions) or expenses or costs, and any realized gains and losses of the appropriate separate investment funds of the Trust Fund since such preceding Valuation Date."

                                      12.

         Section 5.4(a) of the Plan is hereby amended by deleting the second sentence of the existing provision and substituting the following:





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         "If the Participant has no Vested Interest in his Employer
         Contribution Account, subject to Section 5.4(c), his entire Employer Contribution Account shall be forfeited and allocated as provided in
         Section 4.3 as of the Annual Valuation Date for the Plan Year in which payment of the terminated Participant's Vested Interest in his Pre-tax Account commences."

                                      13.

         Section 5.4(c) of the Plan is hereby amended by deleting the present provision and substituting the following:

                 "(c) Participant With No Vested Interest - If a Participant who has no Vested Interest in his Employer Contribution Account terminates Employment, and if the Participant is reemployed by the Employer prior to incurring five (5) consecutive one (1) year Breaks in Service, upon such reemployment, the amount in his Employer Contribution Account at the time he terminated Employment shall be restored, either out of Forfeitures or Trust earnings attributable to the Plan Year in which he is reemployed, or by an additional Employer Contribution, as determined in the sole discretion of the Plan Administrator."

                                      14.

         Section 6.4 is hereby amended by deleting the first sentence of the present provision and substituting the following:

         "In the event a Participant shall become disabled (as hereinafter defined) while actively employed, if such Participant terminates Employment due to the disability, he shall be entitled to receive the entire amount of his interest in the Plan, computed as of the Valuation Date coincident with or next preceding the date he is determined to be disabled by the Plan Administrator."

                                      15.

         Section 6.5 of the Plan is amended by inserting the following new paragraph after the first full paragraph of the current provision:





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                 "Provided, however, that the vested percentage of an
         individual who is not credited with an Hour of Service on or after January 1, 1989, shall be determined in accordance with the vesting schedule in effect at the time such individual terminated Employment. Notwithstanding the foregoing provisions, in no event shall the operation of the foregoing vesting schedule decrease the Vested Interest of any Participant determined as of the day before the date the revised vesting schedule became effective. Further, provided, however, that any Participant who has three (3) or more years of service shall have the right to elect (during the Election Period as defined in Section 13.4 of the Plan) to continue to have his Vested Interest determined in accordance with the vesting schedule in effect prior to the effective date of the revised vesting schedule."

                                      16.

         Effective as of October 1, 1992, Section 6.5 of the Plan is further amended by deleting the last paragraph of the existing provision and substituting the following:

                 "Notwithstanding Section 6.1(b), a Participant who terminates Employment prior to October 1, 1992 and prior to attaining age fifty-five (55), but who has completed at least thirty (30) Years of Service shall be eligible to request payment of his Vested Interest as of any day coincident with or following this fifty-fifth (55th) birthday. A Participant who terminates Employment prior to attaining age 60 but who has completed at least ten (10) Years of Service shall be eligible to request payment of his Vested Interest as of any day coincident with or following his sixtieth (60th) birthday. Such Vested Interest shall be determined as of the Valuation Date coincident with or next preceding such election to receive his Vested Interest in the Plan, and shall be payable to the Participant as described in Section 6.7(b), treating such Participant as a Participant who terminated Employment under Section 6.5 and not as a retiree under the Plan. A Participant who terminates Employment on or after October 1, 1992 and who is eligible for benefits under this
         Section 6.5 shall be eligible to receive payment of his Vested Interest in accordance with Section 6.7(b)(1) or (b)(3) as applicable, provided that such Participant shall not be treated as a retiree under the Plan."





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                                      17.

         Effective as of October 1, 1992, Section 6.6 of the Plan is hereby amended by deleting the first paragraph of the existing provision and substituting the following:

                 "6.6 Hardship Withdrawals - A Participant may request a withdrawal on account of a hardship in accordance with the provisions of this Section 6.6. The amounts available for a hardship withdrawal shall be as follows: (i) all of the Participant's Pay Transfers through December 31, 1988 plus interest and earnings thereon through December 31, 1988, plus (ii) the Participant's Pay Transfers after December 31, 1988 (excluding interest and earnings thereon), plus
         (iii) the Participant's Rollover Account. A Participant may request a hardship withdrawal not more than once each calendar quarter, provided, however, this limitation shall not apply in the case of a hardship withdrawal request necessitated by the serious illness, injury or accident of a Participant and/or a member of his family. A hardship withdrawal request shall be made in writing to the Plan Administrator in the form prescribed by the Plan Administrator; provided, however, such hardship withdrawals shall only be permitted under the following circumstances:"

                                      18.

         Effective as of October 1, 1992, Sections 6.7(b) and (c) of the Plan are hereby amended by deleting the present provisions and substituting the following:

                 "(b) Payment on Account of Termination of Employment -

                          (1) Vested Interest of $3,500 or Less - In the event
                 a Participant becomes entitled to payment under Section 6.5, if a Participant's entire Vested Interest is $3,500 or less, such Vested Interest shall be paid as a lump sum as soon as administratively practicable following the Participant's termination of Employment. If such Vested Interest exceeds $3,500, such Vested Interest shall be paid in





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
                 accordance with Sections 6.7(b)(2), (3) and (4).

                          (2) Termination of Employment Prior to October 1,
                 1992 -

                                  (i) Vested Interest in Excess of $3,500:
                          Payment of Pre-tax Account and Rollover Account - In the event the Participant terminates Employment prior to October 1, 1992 and becomes entitled to payment under Section 6.5, if his entire Vested Interest exceeds $3,500, with the consent of the Participant, the amount in his Pre-tax Account and Rollover Account shall be payable as a lump sum within a reasonable time following the valuation of such interest. Payment of his interest in his Employer Contribution Account shall be made in accordance with
                          Section 6.7(b)(2)(ii). If the Participant fails to consent to a distribution under this Section 6.7(b)(2) at the time of his termination of Employment, the Participant may later request that his entire Vested Interest in the Plan be paid as a lump sum as soon as administratively practicable after any Valuation Date that is coincident with or immediately follows the date that would have been the Participant's earliest retirement date under the Plan in accordance with Section 6.1, provided, however, that such Participant shall not be treated as a retiree under the Plan. The earliest retirement age under Section 6.1 and this Section 6.7(b) is age 55 if the Participant has 30 or more Years of Service and age 60 if the Participant has less than 30 but 10 or more Years of Service. In all other cases, the earliest retirement date shall be the Participant's Normal Retirement Date had he remained in Employment. If the Participant does not request payment of such interest prior to his Normal Retirement Date, then such interest shall be paid in the form selected by the Participant under Section 6.7(c) as soon as administratively practicable following the Valuation Date that is coincident with or immediately precedes the date that would have been the Participant's Normal Retirement Date had he remained in Employment.





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
                                  (ii) Vested Interest in Excess of $3,500:
                          Payment of Employer Contribution Account Prior to Normal Retirement Date - In the event the Participant terminates Employment prior to October 1, 1992 and becomes entitled to payment under Section 6.5, if his entire Vested Interest exceeds $3,500, with the consent of the Participant, payment of his Vested Interest in his Employer Contribution Account shall be made in five equal annual installments, adjusted for net income earned on the undistributed balance, commencing as soon as administratively practicable after the Valuation Date that is coincident with or immediately follows the date that is twelve months after the Participant's termination of Employment.
                          If at the time payments are to commence each installment would be less than $1,000, then the entire amount of the Participant's Vested Interest in his Employer Contribution Account shall be paid as a lump sum. If the consent of the Participant is required and the Participant does not consent to receive a distribution, the Participant may later request that his entire Vested Interest in his Employer Contribution Account be paid in five equal annual installments (or in a lump sum if each annual installment would be less than $1,000) as soon as administratively practicable after any Valuation Date that is coincident with or immediately follows the date that would have been the Participant's earliest retirement date under the Plan (as described in Section 6.7(b)(2)(i) provided, however, that such Participant shall not be treated as a retiree under the Plan. If the Participant does not request that distributions commence prior to the date that would have been his Normal Retirement Date had he remained in Employment, such interest shall be paid in accordance with Section 6.7(b)(4).

                          (3) Termination of Employment On or After October 1,
                 1992: Vested Interest in Excess of $3,500 - If a Participant terminates Employment on or after October 1, 1992, payment of his Vested Interest shall be made as soon as administratively practicable following the Participant's termination of Employment if the Participant consents to such distribution. If the Participant does not consent to such distribution, he may later request payment of his Vested Interest, as of any subsequent Valuation Date, upon written notice to the Plan Administrator, with payment to be made in the form elected by the Participant under Section 6.7(c), beginning as soon as administratively practicable following the Valuation Date designated by the Participant.

                          (4) Vested Interest in Excess of $3,500: Payment of Vested Interest Subsequent to Normal Retirement Date - If the former Participant entitled to payment under Section 6.5 does not consent to or request the distribution of all or a portion of his Vested Interest in the Plan under Section 6.5(b)(2) or
                 (3) prior to the date that would have been his Normal Retirement Date, then such Vested Interest shall be paid in the form selected by the Participant under Section 6.7(c) as soon as administratively practicable following the Valuation Date that is coincident with or immediately precedes the date that would have been the Participant's Normal Retirement Date had he remained in Employment.

                 (c) Methods of Payment - Except as restricted in Section 6.7(b)(2), the available modes of payment of benefits under the Plan are as follows:

                          (i) Distribution in full (lump sum) during any single
                 calendar year; or

                          (ii) Five substantially equal annual installments,
                 adjusted for income earned on the undistributed balance, commencing as soon as administratively practicable after the Participant becomes entitled to payment, provided, however, if at the time payments are to commence, each installment is $1,000 or less, then the interest shall be paid in a lump sum.

         If a Participant who is otherwise entitled to elect the method of payment of his benefit fails to make such election, his benefit shall be paid in the form of a lump sum."





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                                      19.

         Section 8.3 of the Plan is hereby amended by deleting the first sentence of the present provision and substituting the following:

         "The Plan Administrator shall have the sole and exclusive discretionary power to construe and interpret the Plan, and to determine all questions that may arise thereunder, including, but not limited to, (a) the eligibility of individuals to participate in the Plan, (b) the amount of benefits to which any Participant or Beneficiary may become entitled hereunder, and (c) any situation not specifically covered by the provisions of the Plan, and the Plan Administrator's decisions on such matters shall be final and binding on all parties."

                                      20.

         Article X of the Plan is amended by adding the following sentence to the end of the second paragraph in the current Article X:

         "In the event of an amendment to the vesting schedule contained in the Plan, such amendment shall be in accordance with provisions of Section
         6.5 of the Plan."

                                      21.

         The last sentence of Article XI is deleted and replaced with the following sentence:

         "In the event of the termination, the partial termination, or the complete discontinuance of contributions to the Plan, each affected Participant shall become fully vested in his Employer Contribution Account."

                                      22.

         Schedule A, the list of authorized adopting Employers, is hereby amended by adding the following Employers:





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


Authorized                        Date of                   Eligible
Employers                         Participation             Employee Group
- ----------                        -------------             --------------
PBM Industries, Inc.              April 1, 1992             Salaried Employees

Intermotive                       April 1, 1992             Salaried Employees
Technologies, Inc.
(formerly Batten
Design and Engineering
Services, Inc.)


                                      23.

         The provisions of Paragraphs 6, 9 and 10 above shall be effective as of January 1, 1992. Paragraphs 16, 17 and 18 shall be effective as of October 1, 1992. Paragraph 22 shall be effective as of April 1, 1992. Unless otherwise provided, the provisions of all the other Paragraphs of this Amendment No. 1 shall be effective as of January 1, 1989.

                                      24.

         Except as hereinabove amended, the Plan in all other sections shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the day and the year first above written.

                                      EMPLOYER:

                                      INTERMET CORPORATION


                                      By: /s/ James W. Rydel
                                          ---------------------------------
                                      Title: V.P. Human Resources
                                             ------------------------------

                                      TRUSTEE:

                                      TRUST COMPANY BANK


                                      By:
                                          ---------------------------------
                                      Title: Vice President
                                             ------------------------------





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